Capital Management	12 Months Ended
Dec. 31, 2020
Capital Management [Abstract]
Capital Management

NOTE 24. CAPITAL MANAGEMENT

The Corporation’s strategy is to carry a capital base to maintain investor, creditor and market confidence and to sustain future development of the business. The Corporation seeks to maintain a balance between the level of long-term debt and shareholders’ equity to ensure access to capital markets to fund growth and working capital given the cyclical nature of the oilfield services sector. The Corporation strives to maintain a conservative ratio of long-term debt to long-term debt plus equity. As at December 31, 2020 and 2019, these ratios were as follows:

	2020	2019
Long-term debt	$1,236,210	$1,427,181
Shareholders’ equity	1,406,640	1,527,432
Total capitalization	$2,642,850	$2,954,613
Long-term debt to long-term debt plus equity ratio	0.47	0.48

As at December 31, 2020, liquidity remained sufficient as Precision had $109 million (2019 – $75 million) in cash and access to the US$500 million Senior Credit Facility (2019 – US$500 million) and $97 million (2019 – $98 million) secured operating facilities. As at December 31, 2020, US$75 million (2019 – nil) was drawn on the Senior Credit Facility with available credit further reduced by US$32 million (2019 – US$25 million) in outstanding letters of credit. Availability of the $40 million secured operating facility and US$30 million secured facility for the issuance of letters of credit and performance and bid bonds were reduced by outstanding letters of credit of $7 million (2019 – $26 million) and US$2 million (2019 – US$2 million), respectively. There were no amounts drawn on the US$15 million (2019 – nil) secured operating facility.